Exhibit 24

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Eric J. Martin

does hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-1 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2011.

/s/ Eric J. Martin
Eric J. Martin Director, Vice President, Chief Financial Officer, Treasurer and Corporate Controller

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Frank A. Camp

does hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-1 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2011.

/s/ Frank A. Camp
Frank A. Camp Director, Senior Vice President, Group General Counsel and Secretary

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John T. Mallett

does hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-1 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2011.

/s/ John T. Mallett
John T. Mallett Director and Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Robert R. Frederick

does hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-1 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2011.

/s/ Robert R. Frederick
Robert R. Frederick Director and Senior Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Thomas A. Swank

does hereby appoint Shane E. Daly and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to Initial filing Registration Statements filed on Form S-1 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, in connection with the File Numbers listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File Number
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2011.

/s/ Thomas A. Swank
Thomas A. Swank Director and President